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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 18, 1996


                                CORESTAFF, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
- --------------------------------------------------------------------------------
                          (State or other jurisdiction
                               of incorporation)


            0-26970                                          76-0407849
- ----------------------------------                   ---------------------------
          (Commission                                (IRS Employer I.D. Number)
          File Number)



       4400 POST OAK PARKWAY, SUITE 1130
                 HOUSTON, TEXAS                                    77027-3413
- -------------------------------------------------            -------------------
    (Address of principal executive offices)                       (Zip Code)


                                (713) 961-3633
                      ---------------------------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On September 18, 1996, pursuant to the terms of the Stock Purchase Agreement by and among COREStaff, Inc. ("COREStaff"), On-Line Resources, Inc. ("On-Line"), and Nalluru C. Murthy and Canan Gurman (the "On-Line Stockholders"), COREStaff purchased all of the issued and outstanding capital stock of On-Line for $17.6 million in cash, subject to certain post-closing adjustments, and the assumption of certain liabilities. The purchase price for On-Line was determined as a result of direct negotiations with the On-Line Stockholders.

         On-Line is headquartered in Orlando, Florida and provides information technology services in San Francisco, California; Portland, Oregon; Cedar Rapids, Iowa; Jackson, Mississippi; and Seattle, Washington. On-Line is now a wholly-owned subsidiary of COREStaff.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than December 2, 1996.

         (b)     Pro Forma Financial Information

                 As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b) of Form 8-K, such financial statements will be filed no later than December 2, 1996.

         (c)     Exhibits

                 10.1 Stock Purchase Agreement dated September 10, 1996, among COREStaff, On-Line Resources, Inc., Nalluru C. Murthy and Canan Gurman.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORESTAFF, INC.
                                      (Registrant)



Dated: September 20, 1996            By: /s/ EDWARD L. PIERCE
                                        ----------------------------------------
                                         Edward L. Pierce
                                         Chief Financial Officer, Senior Vice
                                         President and Assistant Secretary
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                               INDEX TO EXHIBITS


Exhibit No.       Description
- -----------       -----------
10.1              Stock Purchase Agreement dated September 10, 1996, among
                  COREStaff, On-Line Resources, Inc., Nalluru C. Murthy and
                  Canan Gurman